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                                    [GRAPHIC]


[LOGO] The Italy Fund Inc.

                                                                  Annual Report
                                                               January 31, 2003

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Dear Shareholder,

Enclosed is the final annual report for The Italy Fund Inc. ("Fund") for the fiscal year ended January 31, 2003. At the Annual Meeting of Shareholders held in New York on January 30, 2003, investors in the Fund approved a recommendation by the Board of Directors ("Board") to terminate and liquidate the Fund. We are sending you this final report because the Fund's fiscal period ended before the Fund was liquidated. Pursuant to the proposed Plan of Liquidation and Dissolution, February 13, 2003 was set as the record date on which the proportionate interests of shareholders in the assets of the Fund were fixed as of the close of business. The Transfer Agent closed the books of the Fund on that same date. Prior to the opening of business on February 14, 2003, the Fund delisted from the New York Stock Exchange and ceased trading. The Board declared a liquidation payment of $6.6497 per share that was paid to shareholders on February 24, 2003.

The Fund was organized in 1986 at a time when the Italian securities markets were less liquid and more volatile than many other major securities markets. At that time, the capitalization of the Italian markets was highly concentrated and the processing of securities transactions was less efficient than is currently the case. These and other factors created a circumstance, in our view, where a closed-end investment company organized for the purpose of investing primarily in Italian securities served a unique purpose recognized by the U.S. capital markets.

In approving the proposal to liquidate the Fund, the Board specifically recognized the outstanding investment performance that Smith Barney Fund Management LLC had achieved for the Fund, with the Fund having exceeded the performance of relevant independent benchmark indices designed to measure the performance of Italian equity securities.

                      Performance of The Italy Fund Inc.

                                   Fund Net   Fund Market     MSCI
                                  Asset Value    Price    Italy Index/i/
                                  ----------- ----------- -------------
        1-year                      - 4.12%       3.91%      - 5.37%
        3-year                      - 6.11       -2.60       -11.34
        5-year                        6.57        9.73       - 1.62
        10-year                      10.36        9.34         7.37
        Since inception (2/28/86)     6.49        5.84         4.52

                                      1

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The Fund's long-term performance benefited primarily from security selection that focused on small cap special situations. For purposes of this portfolio, we defined 'small cap' as companies having $500 million or less in market capitalization, which included names such as Lottomatica, Saeco, Ampilfon and Brembo. More recently, specifically the twelve months covered by this report, performance was only slightly better than the index as the Fund was penalized by its holdings in Telecom Italia and Telecom Italia Mobile, the only two large-cap stocks in the portfolio that were somewhat overweighted versus the index. Some smaller cap stocks suffered as well: Recordati traded down on disappointing news that its new hypertension drug was not approved in the US as had been anticipated, and Autogrill--a fast food company with a strong presence in airports--continued to lag as fewer travelers translated into lower corporate earnings.

In recent years, various factors changed, raising questions whether the Fund continued to meet the needs of investors as uniquely as it had in the past. First, the Italian securities markets have matured and more alternatives are available for investing in Italian equity securities today. In addition, largely as a result of two issuer tender offers, the distribution of substantial realized capital gains, and the Fund's continuing program to repurchase its shares, the Fund had contracted in size and as of January 31, 2003, had total net assets of only approximately $33 million.

In reaching its conclusion to recommend to shareholders that they vote to terminate and liquidate the Fund, the Board sought to evaluate the interests of shareholders by considering, among other things, the relative benefits and costs to investors of liquidation, continued operation as a closed-end fund, the difficulties of operating as an open-end fund, and many other matters. In considering all of the alternatives the Fund was assisted by independent counsel. In weighing the benefits and drawbacks of available alternatives, the Fund's Board concluded that shareholders would receive an immediate benefit from termination and liquidation of the Fund with relatively little risk.

Shareholders holding their investment in book entry automatically received the liquidation payment of $6.6497 per share. Shareholders holding their investment in certificated shares received a Letter of Transmittal form, which was to be properly completed and returned along with the certificate(s) of shares, in order to receive the liquidating payment. Investors holding certificated shares and who also had participated in the Fund's dividend reinvestment plan and owned additional shares of the Fund held in book entry automatically received liquidation payment for those dividend reinvestment shares, but will receive liquidation payment for those shares held in certificated form only after the properly completed Letter of Transmittal and share certificate(s) had been received and processed.

                                      2

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Shareholders whose certificates have been lost, stolen, misplaced or mutilated, or if you have other questions concerning payment of liquidation distributions, should call 1-800-331-1710.

In closing, we want to thank our long-term shareholders for the opportunity to help you manage your investment assets. We hope you feel that we have served you well over the years.

Sincerely,

/s/ R. Jay Gerken                        /s/ Rein W. van der Does
R. Jay Gerken                            Rein W. van der Does
Chairman and                             Vice President and
Chief Executive Officer                  Investment Officer

February 20, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 5 through 7 for a list and percentage breakdown of the Fund's holdings.

--------
/i/ The MSCI Italy Index is comprised of 50 companies traded on the Milan Stock
    Exchange. Please note that an investor cannot invest directly in an index.

                                      3

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The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
January 31, 2003 (unaudited)

                  [CHART]

Appliances                               2%
Automotive                               8%
Banking                                  1%
Construction                             5%
Consumer Staples - Food                 10%
Energy Exploration                       4%
Healthcare Equipment and Supplies        3%
Household Durables                       4%
Insurance                                1%
Lottery Services                         3%
Media Group                              9%
Miscellaneous                            2%
Pharmaceuticals                          4%
Short-Term Investments                  10%
Telecommunications - Telephone          15%
Telecommunications - Wireless           13%
Utilities                                6%


MSCI Italy Index Sectorial Structure
--------------------------------------------------------------------------------
January 31, 2003 (unaudited)

               [CHART]


Consumer Discretionary                  13%
Consumer Staples                         9%
Energy                                   8%
Financials                              22%
Healthcare                              13%
Industrials                             10%
Information Technology                  11%
Materials                                4%
Telecommunications Services              6%
Utilities                                4%



*  As a percentage of total investments.


                                      4

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The Italy Fund Inc.

Schedule of Investments (in liquidation)
January 31, 2003
--------------------------------------------------------------------------------

Shares               Security                Value
-----------------------------------------------------
COMMON STOCK -- 89.9%
Appliances -- 1.7%
150,000 De'Longhi S.p.A................... $  575,100
                                           ----------
Automotive -- 7.9%
250,000 Brembo S.p.A.+....................  1,221,618
900,000 Ducati Motor Holding S.p.A.+++....  1,420,836
                                           ----------
                                            2,642,454
                                           ----------
Banking -- 1.4%
100,000 Banca Fideuram S.p.A.+............    451,059
                                           ----------
Construction -- 5.0%
 90,000 Italcementi S.p.A.+...............    863,134
150,000 Italcementi S.p.A. di Risp NC*....    819,961
                                           ----------
                                            1,683,095
                                           ----------
Consumer Staples - Food -- 10.2%
260,027 Autogrill S.p.A.+++...............  2,088,835
550,000 Parmalat Finanziara S.p.A.+.......  1,299,480
                                           ----------
                                            3,388,315
                                           ----------
Energy Exploration -- 4.4%
250,000 Saipem S.p.A.+....................  1,457,887
                                           ----------
Healthcare Equipment and Supplies -- 2.8%
 50,000 Amplifon S.p.A....................    934,337
                                           ----------
Household Durables -- 3.8%
400,000 Saeco International Group S.p.A.++  1,267,261
                                           ----------
Insurance -- 1.3%
159,300 Bayerische Vita S.p.A.............    427,701
                                           ----------
Lottery Services -- 2.6%
 50,000 Lottomatica S.p.A.................    873,658
                                           ----------

See Notes to Financial Statements.

                                      5

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The Italy Fund Inc.

Schedule of Investments (in liquidation)
January 31, 2003 (continued)
--------------------------------------------------------------------------------

    Shares                   Security                  Value
---------------------------------------------------------------
Media Group -- 9.2%
  200,000      Arnoldo Mondadori Editore S.p.A.+... $ 1,209,268
  150,000      Caltagirone Editore S.p.A.+.........     792,575
  363,316      Gruppo Editoriale L'Espresso S.p.A.+   1,063,249
                                                    -----------
                                                      3,065,092
                                                    -----------
Miscellaneous -- 2.3%
  100,000      De Rigo S.p.A., Sponsored ADR.......     387,500
   42,200      ETF Group ++#.......................      30,103
   50,000      GranitiFiandre S.p.A................     365,143
                                                    -----------
                                                        782,746
                                                    -----------
Pharmaceuticals -- 4.0%
  100,000      Recordati S.p.A.+...................   1,342,438
                                                    -----------
Telecommunications - Telephone -- 14.5%
  990,000      Telecom Italia S.p.A. di Risp NC*...   4,848,240
                                                    -----------
Telecommunications - Wireless -- 13.4%
  990,000      Telecom Italia Mobile S.p.A.........   4,454,852
                                                    -----------
Utilities -- 5.4%
  180,000      Autostrade S.p.A.+..................   1,797,792
                                                    -----------
               TOTAL COMMON STOCK
               (Cost -- $23,339,614)...............  29,992,027
                                                    -----------
---------------------------------------------------------------

     Face
    Amount                   Security                  Value
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.1%
EURO TIME DEPOSIT -- 9.2%
2,860,499/EUR/ Euro Time Deposit, 2.500% due 2/6/03
               (Cost -- $3,107,218)................   3,072,033
                                                    -----------

See Notes to Financial Statements.

                                      6

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The Italy Fund Inc.

Schedule of Investments (in liquidation)
January 31, 2003 (continued)
--------------------------------------------------------------------------------

  Face
 Amount                     Security                       Value
-------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
$286,000 Merrill Lynch & Co., Inc., 1.270% due 2/3/03;
           Proceeds at maturity -- $286,030; (Fully
           collateralized by U.S. Treasury Strips,
           0.000% due 5/15/12 to 11/15/27;
           Market value -- $294,580) (Cost -- $286,000) $   286,000
                                                        -----------
         TOTAL SHORT-TERM INVESTMENTS
         (Cost -- $3,393,218)..........................   3,358,033
                                                        -----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $26,732,832**)....................... $33,350,060
                                                        ===========

--------
+  All or a portion of this security is on loan (See Note 7).
++ Non-income producing security.
# Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 5).
*  Risp NC - Risparmio Non-Convertible (non-convertible savings shares).
** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviation used in this schedule:

  EUR -- Euro.

See Notes to Financial Statements.

                                      7

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The Italy Fund Inc.

Statement of Assets and Liabilities (in liquidation)
January 31, 2003
--------------------------------------------------------------------------------

 ASSETS:
 Investments, at value (Cost -- $23,339,614)...................... $29,992,027
 Short-term investments, at value (Cost -- $3,393,218)............   3,358,033
 Collateral for securities on loan (Note 7).......................   6,010,357
 Foreign currency, at value (Cost -- $4,312)......................       4,296
 Cash.............................................................          57
 Dividends and interest receivable................................         436
                                                                   -----------
 Total Assets.....................................................  39,365,206
                                                                   -----------

 LIABILITIES:
 Payable for securities on loan (Note 7)..........................   6,010,357
 Management fee payable...........................................      25,309
 Accrued expenses.................................................     203,899
                                                                   -----------
 Total Liabilities................................................   6,239,565
                                                                   -----------
 Total Net Assets................................................. $33,125,641
                                                                   ===========

 NET ASSETS:
 Par value of capital shares...................................... $    49,618
 Capital paid in excess of par value..............................  24,009,346
 Undistributed net investment income..............................   1,074,767
 Accumulated net realized gain from security transactions.........   1,374,698
 Net unrealized appreciation of investments and foreign currencies   6,617,212
                                                                   -----------

 Total Net Assets
 (Equivalent to $6.68 a share on 4,961,786 shares of $0.01
   par value outstanding; 20,000,000 shares authorized)........... $33,125,641
                                                                   ===========

See Notes to Financial Statements.

                                      8

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The Italy Fund Inc.

Statement of Operations (in liquidation)
For the Year Ended January 31, 2003
--------------------------------------------------------------------------------

     INVESTMENT INCOME:
     Dividends............................................... $ 1,306,677
     Interest (Note 7).......................................     195,106
     Less: Foreign withholding tax...........................    (164,794)
                                                              -----------
     Total Investment Income.................................   1,336,989
                                                              -----------

     EXPENSES:
     Management fee (Note 2).................................     346,674
     Audit and legal.........................................     179,469
     Shareholder communications..............................      56,720
     Directors' fees.........................................      56,133
     Shareholder servicing fees..............................      41,844
     Custody.................................................      25,318
     Listing fees............................................      24,626
     Other...................................................      15,476
                                                              -----------
     Total Expenses..........................................     746,260
                                                              -----------
     Net Investment Income...................................     590,729
                                                              -----------

     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain From:
      Security transactions (excluding short-term securities)   1,374,912
      Foreign currency transactions..........................     540,383
                                                              -----------
     Net Realized Gain.......................................   1,915,295
                                                              -----------
     Change in Net Unrealized Appreciation From:
      Security transactions..................................  (4,049,245)
      Foreign currency transactions..........................      56,641
                                                              -----------
     Decrease in Net Unrealized Appreciation.................  (3,992,604)
                                                              -----------
     Net Loss on Investments and Foreign Currencies..........  (2,077,309)
                                                              -----------
     Decrease in Net Assets From Operations.................. $(1,486,580)
                                                              ===========

See Notes to Financial Statements.

                                      9

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The Italy Fund Inc.

Statements of Changes in Net Assets
For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                                       2003+            2002
                                                                    -----------     ------------
OPERATIONS:
Net investment income.............................................. $   590,729     $    218,140
Net realized gain..................................................   1,915,295        5,063,588
Decrease in net unrealized appreciation............................  (3,992,604).    (28,909,784)
                                                                    -----------     ------------
Decrease in Net Assets From Operations.............................  (1,486,580).    (23,628,056)
                                                                    -----------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains.................................................    (890,049)     (12,849,235)
                                                                    -----------     ------------
Decrease in Net Assets From Distributions to Shareholders..........    (890,049)     (12,849,235)
                                                                    -----------     ------------

FUND SHARE TRANSACTIONS (NOTE 9):
Treasury stock acquired............................................    (364,307)      (1,098,925)
Tender offer.......................................................     (17,061)     (13,523,743)
                                                                    -----------     ------------
Decrease in Net Assets From Fund Share Transactions................    (381,368)     (14,622,668)
                                                                    -----------     ------------
Decrease in Net Assets.............................................  (2,757,997)     (51,099,959)

NET ASSETS:
Beginning of year..................................................  35,883,638       86,983,597
                                                                    -----------     ------------
End of year*....................................................... $33,125,641     $ 35,883,638
                                                                    ===========     ============
* Includes undistributed net investment income of:.................  $1,074,767               --
                                                                    ===========     ============
* Includes accumulated net investment loss of:.....................          --         $(56,345)
                                                                    ===========     ============

--------
+As of January 31, 2003, the Fund was in liquidation.

See Notes to Financial Statements.

                                      10

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The Italy Fund Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

On January 30, 2003, the Fund's shareholders approved the liquidation of the Fund proposed by the Board of Directors. As a result, the Fund changed its basis of accounting from the going-concern basis to a liquidation basis. On February 24, 2003, the Fund distributed all remaining capital in the form of cash to all shareholders of record as of February 13, 2003.

At January 31, 2003, all of the Fund's assets and liabilities were carried at market or fair value or were carried at amounts, which approximate current fair value because of their short-term nature. Liquidation basis of accounting requires entities to record assets and liabilities at values expected to be achieved in liquidation. As it was the Fund's plan to distribute all capital to the shareholders at fair value, the change in basis of accounting from a going-concern basis to a liquidation basis did not have a material effect on the Fund's carrying value of assets and liabilities nor its operations.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and asked price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income

                                      11

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The Italy Fund Inc.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Citigroup or its affiliates.

For the year ended January 31, 2003, Salomon Smith Barney Inc. did not receive any brokerage commissions.

3. Investments

During the year ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases................................................... $ 8,588,188
                                                             ===========
Sales....................................................... $10,053,206
                                                             ===========

                                      12

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The Italy Fund Inc.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


At January 31, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation............................... $ 9,076,148
Gross unrealized depreciation...............................  (2,458,920)
                                                             -----------
Net unrealized appreciation................................. $ 6,617,228
                                                             ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

          Number of Acquisition  1/31/03   Value Per Percentage of
Security   Shares      Date     Fair Value   Share    Net Assets     Cost
--------  --------- ----------- ---------- --------- ------------- --------
ETF Group  42,200     3/13/00    $30,103     $0.71       0.09%     $297,774

6. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

                                      13

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The Italy Fund Inc.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2003, the Fund had loaned securities which were collateralized by cash. The market value for the securities on loan for the Fund was $5,673,636. The Fund invested the cash collateral amounting to $6,010,357 in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended January 31, 2003 was $140,483.

8. Income Tax Information and Distributions to Shareholders

At January 31, 2003, the tax basis components of distributable earnings were:

       Undistributed ordinary income.......................... $1,823,729
                                                               ==========
       Accumulated capital gain............................... $  625,735
                                                               ==========
       Unrealized appreciation................................ $6,617,212
                                                               ==========

The tax character of distributions paid during the year ended January 31, 2003 was:

        Ordinary income........................................ $     --
        Long-term gains........................................  890,049
                                                                --------
        Total.................................................. $890,049
                                                                ========

                                      14

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The Italy Fund Inc.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


9. Capital Stock

At January 31, 2003, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since the inception of the share repurchase plan, the Fund has repurchased 1,712,507 shares with a total cost of $25,590,390. For the year ended January 31, 2003, the Fund has repurchased 57,600 shares with a total cost of $364,307.

In addition, for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer, which terminated on September 5, 2000, amounting to $40,417,863, which included expenses of $99,897, paid during the year ended January 31, 2001. During the year ended January 31, 2002, the Fund paid additional expenses of $75,375 associated with the tender offer which terminated on September 5, 2000.

For the year ended January 31, 2002, the Fund repurchased 1,691,573 shares through a tender offer, which terminated on July 19, 2001, amounting to $13,448,368, which included expenses of $51,108, paid during the year ended January 31, 2002.

During the year ended January 31, 2003, the Fund paid additional expenses of $17,061 associated with the tender offer which terminated on July 19, 2001.

10. Subsequent Event

On November 21, 2002, the Board of Directors of the Fund approved the proposed liquidation of the Fund. The Fund's shareholders approved the liquidation of the Fund on January 30, 2003. February 13, 2003 was the effective date of the liquidation and the transfer agent closed the books of the Fund on that date. In addition, the Fund declared a distribution of $6.6497 per share payable February 24, 2003, to shareholders of record as of February 13, 2003.

                                      15

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The Italy Fund Inc.

Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, unless otherwise noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                    2003/(1)/ 2002/(1)/ 2001/(1)/   2000      1999
-------------------------------------------------------------------------------------
Net Asset Value,                      $7.15    $12.73    $19.24     $18.09    $14.49
 Beginning of Year................. -------   -------   -------   --------  --------
Income (Loss) From Operations:
  Net investment income............    0.12      0.04      0.11       0.12      0.17
  Net realized and unrealized         (0.42)    (3.63)     1.36       3.94      3.82
   gain (loss)..................... -------   -------   -------   --------  --------
Total Income (Loss) From Operations   (0.30)    (3.59)     1.47       4.06      3.99
                                    -------   -------   -------   --------  --------
Gain From Repurchase of                0.01      0.02      0.16       0.27      0.07
 Treasury Stock.................... -------   -------   -------   --------  --------
Gain From Tender Offer (2).........      --      0.13      0.12         --        --
                                    -------   -------   -------   --------  --------
Loss From Stock Dividend (3).......      --        --     (0.28)        --        --
                                    -------   -------   -------   --------  --------
Less Distributions From:
  Net investment income............      --        --     (0.24)     (0.24)    (0.20)
  Net realized gains...............   (0.18)    (2.14)    (7.74)     (2.94)    (0.26)
                                    -------   -------   -------   --------  --------
Total Distributions................   (0.18)    (2.14)    (7.98)     (3.18)    (0.46)
                                    -------   -------   -------   --------  --------
Net Asset Value, End of Year.......   $6.68    $ 7.15    $12.73     $19.24    $18.09
                                    =======     ======= =======   ========  ========
Market Value, End of Year..........   $6.47    $ 6.39    $11.45    $16.688   $14.938
                                    =======   =======   =======   ========  ========
Total Return,                          3.91%   (27.04)%   21.90%     35.61%    26.96%
 Based on Market Value (4)......... =======   =======   =======   ========  ========
Total Return,                         (4.12)%  (26.57)%   17.55%     29.10%    28.66%
 Based on Net Asset Value (4)...... =======   =======   =======   ========  ========
Net Assets, End of Year (000's).... $33,126   $35,884   $86,984   $160,731  $167,682
                                    =======   =======   =======   ========  ========
Ratios to Average Net Assets:
 Net investment income.............    1.62%     0.41%     0.56%      0.68%     0.58%
 Expenses..........................    2.04      1.84      1.32       1.23      1.22
Portfolio Turnover Rate............      25%       82%       29%        28%       22%

--------
(1) Per share amounts have been calculated using the average shares method.
(2) Calculated based on ending shares outstanding at the date of tender offers, July 19, 2001 and September 5, 2000, respectively.
(3) Calculated based on ending shares outstanding at the date of stock dividend distribution, December 29, 2000.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

                                      16

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The Italy Fund Inc.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of The Italy Fund Inc.:

We have audited the accompanying statement of assets and liabilities (in liquidation), including the schedule of investments (in liquidation), of The Italy Fund Inc. ("Fund") as of January 31, 2003, and the related statement of operations (in liquidation) for the year then ended, the statement of changes in net assets (in liquidation) for the year ended January 31, 2003 and the statement of changes in net assets for the year ended January 31, 2002, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in note 1 to the financial statements, on January 30, 2003, the Fund's shareholders approved the liquidation of the Fund proposed by the Board of Directors. Accounting principles generally accepted in the United States of America require an entity that no longer intends to operate as a going-concern to use the liquidation basis of accounting. As a result, the Fund changed its basis of accounting from the going-concern basis to a liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (in liquidation) of the Fund as of January 31, 2003, and the results of its operations (in liquidation) for the year then ended, the changes in its net assets (in liquidation) for the year ended January 31, 2003 and the changes in its net assets for the year ended January 31, 2002, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America on the bases described in the preceding paragraph.

/s/ KPMG LLP
New York, New York
March 12, 2003

                                      17

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The Italy Fund Inc.

Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of The Italy Fund Inc. ("Fund") was held on January 30, 2003, for the purpose of voting on the proposal to liquidate and dissolve the Fund and the election of three Directors, each to hold office until his successor is elected and qualified. The following tables provide information concerning the matters voted upon at the Meeting:

 1. Liquidate and dissolve the Fund

            Shares          Shares          Shares          Broker
          Voted For     Voted Against     Abstaining       Non-Votes
          ---------     -------------     ----------      ---------
          2,852,463         99,639          39,233        1,506,444

  2.Election of Directors*

                                                  Shares    Shares
             Name                                Voted For Withheld
             ----                                --------- --------
             R. Jay Gerken...................... 3,841,451 656,328
             Dr. Paul Hardin.................... 4,445,022  52,757
             George M. Pavia.................... 4,444,749  53,030

--------
*The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Phillip Goldstein and Glenn Goodstein.

                                      18

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The Italy Fund Inc.

Additional Information (unaudited)
--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of The Italy Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                    Term of                            Number of
                                    Office*                           Portfolios
                                      and                               in Fund        Other
                        Position(s) Length                              Complex    Directorships
     Name, Address       Held with  of Time  Principal Occupation(s)   Overseen       Held by
        and Age            Fund     Served     During Past 5 Years    by Director    Director
--------------------------------------------------------------------------------------------------
Non-Interested Directors:
Phillip Goldstein        Director    Since  Self Employed                  1      Mexico Equity
60 Heritage Drive                     2000  Investment Adviser;                   and Income
Pleasantville, NY 10570                     President and Portfolio               Fund and
Age 58                                      Manager of Kimball and                Brantley Capital
                                            Winthrop, Inc. (an                    Corp.
                                            investment advisory
                                            firm); General partner of
                                            Opportunity Partners (a
                                            private investment
                                            partnership)

Glenn Goodstein          Director    Since  Self Employed                  1      Mexico Equity
13200 Kirkham Way                    2000   Investment Adviser                    and Income
Suite 113                                                                         Fund
Poway, CA 92064
Age 40

Dr. Paul Hardin          Director    Since  Chancellor Emeritus and       36            None
12083 Morehead                       1986   Professor of Law at the
Chapel Hill, NC 27517                       University of North
Age 71                                      Carolina at Chapel Hill;
                                            Interim President at the
                                            University of Alabama at
                                            Birmingham, January
                                            1997 -- August 1997
                                            and of Counsel: Bradley
                                            Arant Rose & White,
                                            January 1998 -- to
                                            present

George M. Pavia          Director    Since  Senior Partner, Pavia &        8            None
600 Madison Avenue                   1991   Harcourt
New York, NY 10022
Age 75

                                      19

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The Italy Fund Inc.

Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                  Term of                          Number of
                                  Office*                         Portfolios
                                    and                             in Fund       Other
                    Position(s)   Length                            Complex   Directorships
  Name, Address      Held with    of Time Principal Occupation(s)  Overseen      Held by
     and Age           Fund       Served    During Past 5 Years   by Director   Director
-------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken**    Chairman and    Since   Managing Director of       227         None
SSB                Chief           2002    Salomon Smith
399 Park Avenue    Executive               Barney Inc. ("SSB");
4th Floor          Officer                 Chairman and Chief
New York, NY 10022                         Executive Officer of
Age 51                                     Smith Barney Fund
                                           Management LLC
                                           ("SBFM"), Travelers
                                           Investment Adviser,
                                           Inc. ("TIA") and Citi
                                           Fund Management
                                           Inc.

Officers:

Mario d'Urso       President       Since   President of Mittel        N/A         N/A
Millel Capital                     1986    Capital Markets
  Markets S.p.A.                           S.p.A.
Piazza Diaz 7
20123 Milan, Italy
Age 62

Lewis E. Daidone   Senior Vice     Since   Managing Director of       N/A         N/A
SSB                President and   1990    SSB; Director and
125 Broad Street   Chief                   Senior Vice President
11th Floor         Administrative          of SBFM and TIA;
New York, NY 10004 Officer                 Former Chief
Age 45                                     Financial Officer and
                                           Treasurer of mutual
                                           funds affiliated with
                                           Citigroup Inc.

                                      20

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The Italy Fund Inc.

Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                            Term of                              Number of
                                            Office*                             Portfolios
                                              and                                 in Fund         Other
                              Position(s)   Length                                Complex     Directorships
     Name, Address             Held with    of Time   Principal Occupation(s)    Overseen        Held by
        and Age                  Fund       Served      During Past 5 Years     by Director     Director
-------------------------------------------------------------------------------------------------------------

Richard L. Peteka             Chief          Since     Director and Head of         N/A            N/A
SSB                           Financial      2002      Internal Control for
125 Broad Street              Officer                  Citigroup Asset
11th Floor                    and                      Management U.S.
New York, NY 10004            Treasurer                Mutual Fund
Age 41                                                 Administration from
                                                       1999-2002; Vice
                                                       President, Head of
                                                       Mutual Fund
                                                       Administration and
                                                       Treasurer at
                                                       Oppenheimer Capital
                                                       from
                                                       1996-1999

Rein W. van der Does          Vice           Since     Director of SSB and          N/A            N/A
SSB                           President      1996      Investment Officer of
333 W 34th Street             and                      SBFM
New York, NY 10001            Investment
Age 63                        Officer

Kaprel Ozsolak                Controller     Since     Vice President of SSB        N/A            N/A
SSB                                          2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary      Since     Managing Director of         N/A            N/A
SSB                                          1994      SSB and General
300 First Stamford Place                               Counsel and Secretary
4th Floor                                              of SBFM and TIA
Stamford, CT 06902
Age 52

--------

 *Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

                                      21

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------


Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

                                      22

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------


Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                             --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                      23

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The Italy Fund Inc.

Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2003:

 . Total long-term capital gain distributions paid of $890,049.

The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.3027 per share (representing a total of $1,501,783). The total amount of taxes paid by the Fund to such countries was $0.0332 per share (representing a total of $164,794).

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                                      24

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The Italy Fund Inc.
--------------------------------------------------------------------------------


INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

DIRECTORS

R. Jay Gerken
Phillip Goldstein
Glenn Goodstein
Dr. Paul Hardin
George M. Pavia


OFFICERS

R. Jay Gerken
Chairman and Chief Executive Officer

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

           ---------------------------------------------------------

       This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

           ---------------------------------------------------------

           ---------------------------------------------------------

       Comparisons between changes in the Fund's net asset value per share and changes in the Morgan Stanley Capital International Italy Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate.

           ---------------------------------------------------------

                              The Italy Fund Inc.

                               125 Broad Street
                               10th Floor, MF-2
                           New York, New York 10004

                                 FD01090 3/03
                                    03-4596